EXHIBIT 10.1


                           PLEASE EXECUTE SIGNATURE PAGE AND FAX THE COMMITMENT LETTER TO ANN B. RUPLE AT CLEAN DIESEL TECHNOLOGIES,' INC., +1 203 323 0461

                         CLEAN DIESEL TECHNOLOGIES, INC.
                   OFFSHORE PRIVATE PLACEMENT OF COMMON STOCK
                                COMMITMENT LETTER

[INSERT NAME], a [INSERT JURISDICTION] company ("Buyer"), of [INSERT ADDRESS] hereby agrees with Clean Diesel Technologies, Inc., a Delaware corporation (the "Company") with a registered office at 300 Atlantic Street, Suite 702, Stamford, Connecticut 06901, USA to purchase Shares of Company on the Closing Date and on the following terms and conditions as to which Company and Buyer agree.

Shares: [INSERT NUMBER OF SHARES], being the number of shares of Common Stock, par $0.05 per share, of the Company ("CDT Common") which Buyer agrees to purchase from Company and Company agrees to sell to Buyer for the Total Purchase Price at the Price per Share (the "Primary Shares").

Price per Share:    USD $1.35 per Primary Share.

Total Purchase
Price:              [INSERT  FULL  PURCHASE  PRICE  IN  USD$]

Warrants:           Included  with the Primary Shares and for the Total Purchase
                    Price shall be (i) one Warrant for the purchase of [INSERT NUMBER EQUAL TO 50% OF PRIMARY SHARES] of Warrant
                    Shares  at the exercise price of $2.00 per share (the "$2.00
                    Warrant Shares") and (ii) one Warrant for the purchase of [INSERT NUMBER EQUAL TO 50% OF PRIMARY SHARES] of Warrant
                    Shares  at the exercise price of $2.50 per share (the "$2.50
                    Warrant  Shares").  The Warrants shall expire 180 days after
                    Closing for the $2.00 Warrant Shares and 360 days after Closing for the $2.50 Warrant Shares. The form of Warrants shall be that of Schedule B attached to this Commitment
                    Letter.

Voting  Rights:     Primary  Shares  and  Warrant Shares shall have one vote per share in accordance with Delaware law. Warrant Shares shall have no voting rights until the Warrants are exercised and the Warrant Shares are issued and outstanding.

Stock  Exchange
Listing: The Company undertakes promptly to apply to list the Shares when issued on the Alternative Investment Market of the London Stock Exchange, and, when listing requirements are satisfied, The American Stock Exchange, or at the Company's election, another recognized U.S. stock exchange.

Purpose: Seller shall apply the Purchase Price of the Shares toward the general corporate expenses of the Company.

Resale
Limitations:        The purchase and sale of the Shares is subject to Regulation
                    S of the U.S. Securities and Exchange Commission relating to an available exemption from registration for the sale of securities by U.S. companies in offshore transactions. To that end Buyer represents and agrees that (i) it is not a U.S person and is not acquiring the Shares for the account or benefit of any U.S. person, (ii) with respect to the Primary Shares, Warrants and Warrant Shares, it shall comply with the Transfer Restrictions set out on Schedule A attached to this Commitment Letter, (iii) that such Transfer
                    Restrictions shall be set out in a legend on certificate(s) representing the Primary Shares and Warrant Shares and on the Warrants, and (iv) that the Seller may refuse (or cause its transfer agent and registrar to refuse) transfer and registration of any Primary or Warrant Shares or Warrant transferred otherwise than in accordance with the Transfer restrictions.

Registration:       The  Company  shall  promptly after  the completion  of  its annual audit for the year 2006 prepare a registration statement under the U.S. Securities Act of 1933 for the registration for resale by Buyer of the Primary Shares, the Warrants and the Warrant Shares, and file the same not later than six months after the Closing with the U.S. Securities and Exchange Commission and, to the extent commercially practicable, shall use its best efforts to cause such registration to become effective, all on the terms set forth on Schedule C attached to this Commitment Letter.

Payment: Payment shall be made on 29 December 2006 (the "Payment Date") by wire transfer to the Company's account, in U.S. Dollars, to Bank of America N.A., One Landmark Square, Stamford CT USA 06901, ABA # 26009593, F/b/o/ Clean Diesel Technologies, Inc. A/C # 0093698-10952

Closing: Closing shall be five (5) days following the Payment Date and shall be effected by delivering certificates evidencing the Primary Shares and the Warrants registered in the name and address of the Buyer as set out above or in the name(s) of such other nominee(s) or designee(s) of Buyer as Buyer shall have advised the Company in writing on or before the Payment Date at the office of the Buyer set out above.

Law: This Commitment Letter and the purchase of the Primary Shares, the Warrants and the Warrant Shares shall be governed by Delaware Law without reference to the conflicts of laws rules of any jurisdiction.

Signatures:         This Commitment Letter is signed by the following authorized representatives of the parties as of the last date written below.

This Commitment Letter to buy and sell Shares has been executed and delivered by the following authorized representatives of the Buyer and the Company.

Clean Diesel Technologies, Inc.              [INSERT NAME OF BUYER]


By:                                          By:

Name:                                        Name:

Title:                                       Title:

No. of Primary Shares:

No. of $2.00 Warrants:

No. of $2.50 Warrants:

                                   SCHEDULE A
                           NON-U.S. PRIVATE PLACEMENT
                              TRANSFER RESTRICTIONS

The Shares have not been registered under the U.S. Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from or in transactions not subject to the registration requirements of the U.S. Securities Act.

Accordingly, the Shares are being placed outside the U.S. to non-U.S. persons in an offshore transaction in reliance on Regulation S under the U.S. Securities Act. The terms United States and U.S. person have the respective meanings given to those terms in Regulation S under the U.S. Securities Act.

Each  Holder of Shares will be deemed to have represented and agreed as follows:

A. It is acquiring the Shares for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account or person is a non-U.S. Person and is aware that the acquisition of Shares is being made in reliance on Regulation S under the U.S. Securities Act.

B. It acknowledges that the Shares have not been registered under the U.S. Securities Act and may not be offered or sold except as provided below.

C.   It understands  and  agrees:

     1. that the Shares are being offered only outside the United States to non-U.S. Persons in an offshore transaction in reliance upon Regulation S under the Securities Act; and

     2. that it shall not offer, sell, pledge or otherwise transfer the Shares within two years after the date of original issuance of the Shares or, in the case of an affiliate of the Company, at any time until the later of (i) two years after the date of original issuance of the Shares or (ii) three months after it ceases to be an affiliate of the Company, except, in each case as indicated and certified by the transferor of the Shares in the Certificate of Transfer on the reverse of the certification of the Shares:

     (a)  to  the  Company;
     (b) pursuant to an effective registration statement under the U.S. Securities Act and in accordance with any applicable securities laws of any state of the United States;
     (c) in an offshore transaction in accordance with Regulation S under the U.S. Securities Act provided by Rule 144, if applicable, under the U.S. Securities Act; or
     (d) pursuant to an exemption from the registration requirements of the U.S. Securities Act;
     (e) in a transaction that does not require registration under the U.S. Securities Act but is in accordance with applicable state securities laws and in relation to which the transferor has furnished to the Company an opinion to such effect from counsel of recognized standing in form and substance satisfactory to the Company prior to such offer, sale, pledge or transfer.

D. It understands that in any resale and transfer of Shares it will, and each subsequent holder is required to notify any purchaser of Shares of the resale restrictions referred to above, if then applicable. This notification requirement will be satisfied, by virtue of the fact that the following legend will be placed on the certificates of the Shares, unless otherwise agreed to by the Company:

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REREGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SECOND ANNIVERSARY OF THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
          PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

E. It acknowledges that the foregoing restrictions apply to holders of beneficial interests in the Shares as well as to holders of Shares.

F. It shall not engage in any hedging transactions involving the Shares unless in compliance with the U.S. Securities Act.

                                   SCHEDULE B
                                 FORM OF WARRANT

                                                       NO.

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS WARRANT OR SAID SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION TO SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.

[INSERT DATE]

[INSERT NO. OF SHARES] SHARES

WARRANT FOR PURCHASE OF COMMON STOCK
OF CLEAN DIESEL TECHNOLOGIES, INC.
(A DELAWARE CORPORATION)

    This Certifies that [INSERT NAME] (the "Holder") of [INSERT ADDRESS] for value received and subject to the provisions hereinafter set forth is entitled to purchase from Clean Diesel Technologies, Inc. (the "Company"), [INSERT NO. OF SHARES] SHARES of the Common Stock of the Company, par value $.05 per share (the "Shares"), at a price of [INSERT EITHER $2.00/2.50] per share (the "Exercise Price") on or before 5:00 p.m. local time at the then executive offices of the Company on [INSERT DATE EITHER 180 OR 360 DAYS AFTER THE CLOSING DATE]. This Warrant shall be void unless exercised on or before such time and date.

1. Commitment Letter. This Warrant is issued pursuant to that certain Commitment
   -----------------
Letter and related correspondence, relating to the private placement on [INSERT CLOSING DATE] of common shares of the Company, between the Company and the Hol1der providing for the issuance to the Holder of Warrants evidencing the right of the Holder to purchase shares of Common Stock of the Company.

2. Exercise. This Warrant may be exercised from time to time by the Holder as to
   --------
the whole or any lesser number of the Shares upon tender of this Warrant at the then executive office of the Company with a written notice signed by the Holder to the attention of the Company Secretary expressing the Holder's intent to exercise the same together with payment to the Company of the Exercise Price of the Shares stated in the notice to be purchased. If this Warrant is exercised in respect of less than all of the Shares, the number of Shares not purchased shall be endorsed hereon by the Company Secretary and this Warrant as so endorsed shall be returned by the Company Secretary to the Holder.

3. Reserved.
   ---------

4. No  Stockholder  Rights. This Warrant does not confer  upon the Holder or the
   -----------------------
Holder's permitted Assignees any right whatsoever as a stockholder of the Company, including without limiting the generality of the foregoing, the right to vote, to receive notices and the right to receive dividends, prior to the exercise of the Holder's rights to purchase the Shares as provided herein.

5. Compliance  with  Securities Laws. This Warrant and  the Shares have not been
   ---------------------------------
registered under the Securities Act of 1933 (the "Act") or qualified under the securities laws of the several states of the United States ("State Laws"). This Warrant and the Shares have been purchased for investment and not with a view to distribution or resale, and may not be assigned, sold or made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrant or Shares under the Act and qualification under State Laws or an opinion of counsel satisfactory to the Company that such registration and qualification are not required. Any shares issued upon the exercise of this Warrant (unless pursuant to an effective registration statement under the Act) shall bear the following legend:

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SECOND ANNIVERSARY OF THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
          PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

6. Sale;  Assignment.  (a)  This  Warrant may not be transferred,  sold, or made
   -----------------
subject to a security interest or charge, pledged, hypothecated, or otherwise transferred absent compliance with the transfer restrictions set forth above in this Warrant.

(b) Upon such compliance with the transfer restrictions and upon the delivery to the Company at its executive office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit A hereto (and the required legal opinion, if there shall be no registration under the Act), the Company shall execute and deliver a new Warrant in the form of this Warrant (including the legend set forth above on the first page hereof, unless registered under the Act and any applicable State Laws), but registered in the name of the assignee, to purchase the number of Shares or that fraction of the Shares issuable under the original Warrant assigned to the assignee. In case the Holder shall assign this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares or the remaining fraction of the Shares issuable under the original Warrant and deliver such new warrant to the Holder.

(c) Any transfer or sale or attempted transfer or sale of this Warrant in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of the Warrant as the owner of the Warrant for any purpose.

7. Representations of Holder. The Holder represents to the Company by acceptance
   -------------------------
of  this  Warrant,  as  follows:

     (a) That the Holder is not a U.S. Person and is not acquiring the Warrant for the account or benefit of any U.S. Person.

     (b) The Holder acquired this Warrant from the Company and will acquire Shares issuable upon exercise hereof, for its own account, for investment purposes only and not with a view to the resale and distribution thereof, in whole or in part.

     (c) The Holder shall comply with the transfer restrictions set out above and the Holder understands that this Warrant and the Shares issuable on exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable State Laws, or unless exemptions from registration and qualification are otherwise available.

     (d) The Holder acknowledges that hedging transactions involving this Warrant or the Shares issuable upon exercise of this Warrant may not be conducted unless conducted in compliance with the Act.

8. Capital Adjustments.  The Exercise Price and the number of Shares purchasable
   -------------------
hereunder  are  subject  to  adjustment  from  time  to  time,  as  follows:

(a) If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such merger or consolidation, if this Warrant had been exercised immediately before such merger or consolidation.

(b) If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Shares into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Shares immediately prior to such subdivision, combination, reclassification or other change.

(c) If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant shall be proportionately increased. If the Company at any time shall combine its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant shall be proportionately decreased.

9. Governing  Law.  This  Warrant  shall  be  governed by and construed for  all
   --------------
purposes by in accordance with the laws of the State of Delaware without reference to the conflicts of laws rules of any jurisdiction.

10. Notices.  Any  notice  effecting  an  exercise of this Warrant shall,  if in
    -------
writing, be effective upon receipt by the Company of the Warrant, notice of exercise and payment of the Exercise Price. Other notices shall, if in writing, be effective on receipt, if delivered in person or by facsimile transmission, or, if given by mail, four (4) days after deposit in the mail service, air-mail postage pre-paid, in any case to the then executive office of the Company to the attention of the Company Secretary, or, if to the Holder, to the address given above or to such other address by notice so given.

11. Holidays.  If the last or appointed day for the  taking of any action or the
    --------
expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

12. Lost  Warrants. The  Company covenants with the Holder that, upon receipt of
    --------------
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. Fractional Shares. Fractional Shares may not be purchased hereunder. In lieu
    -----------------
of fractional Shares the Holder shall be entitled to receive a cash payment equal to the fair market value for such fractional share. Fair market value shall be the average of the high and low trading prices of a Share both (i) in the US, on the over the counter market (OTC-BB) or on a recognized stock Exchange, if listed, and (ii) also in the U.K., on the Alternative Investment
Market (AIM) on the date of exercise, or if there shall be no such trading prices in either location, then the average of the bid and asked prices.

                                   SCHEDULE C
                        ADDITIONAL PROVISIONS RELATING TO
                         REGISTRATION OF PRIMARY SHARES

The Company's undertaking to register the Primary Shares and Shares underlying the Warrants with the Securities and Exchange Commission (the "Commission"), is subject to the following terms and conditions:

1.  Effective  Period.  The effectiveness of the registration statement covering
    -----------------
the  Primary  Shares  (the "Statement") shall be maintained until the earlier of
(i) the second anniversary of the Closing or (ii) the eligibility for resale of the Primary Shares by the several Buyers thereof within the volume and time restrictions of Commission Rule 144 under the Act.

2.  Expenses.  The  Company  shall  pay  all  expenses  related  to  the filing,
    --------
effectiveness and maintenance of the effectiveness of the Statement; provided, however, the Buyer shall assume all expenses, fees and commissions, if any, of its own attorneys, accountants and financial or other advisors with respect to the Statement or any resale of the Primary Shares.

3.  Amendments.  The Company shall from time to time file such amendments to the
    ----------
Statement as, in the opinion of the Company, shall be necessary or appropriate for purposes of resale of the Primary Shares by the Buyers thereof or otherwise to comply with applicable law.

4.  Buyer  Information.  Buyer shall furnish to the Company all such information
    ------------------
concerning Buyer as shall be required for inclusion in the Statement and Buyer hereby indemnifies the Company and its Directors and Officers against any and all liability accruing to the Company arising out of a material misstatement or omission of a material fact with respect to such required information in the form furnished by Buyer.

5.  Blue  Sky Law. The Company shall undertake to qualify the Primary Shares for
    -------------
resale under the securities laws of the several states of the United States in those jurisdictions where, in the opinion of the Company, it will substantially facilitate the resale of the Primary Shares and it shall be commercially practicable to do so; provided, however, that Company shall not be required to effect any such qualification in any jurisdiction, if such qualification shall require the Company to qualify to do business in a jurisdiction where it is not so qualified, or to consent to general service of process in any jurisdiction, or to require any of its directors or officers to register as a securities dealer or investment advisor in any jurisdiction, or to subject itself to taxation in any such jurisdiction.


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
WITNESS the seal of the Company and the signature of its duly authorized officers as of the date first written above.


CLEAN  DIESEL  TECHNOLOGIES,  INC.


By:
   ---------------------------------
   Name: Ann B. Ruple

   Title: Vice President & Treasurer


Attest:
   Name: Charles W. Grinnell

   Title: Secretary


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
                                    Exhibit A
                                    ---------

                               Form of Assignment
            [To be executed only upon permitted transfer of Warrant]


To: Clean Diesel Technologies, Inc.


For value received, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto pursuant to and in accordance with the terms of such Warrant, the right represented by such Warrant to purchase Shares of Clean Diesel Technologies, Inc. to which such Warrant relates and appoints Attorney to make such transfer on the books of Clean Diesel Technologies, Inc. maintained for such purpose, with full power of substitution in the premises.




Warrant  Holder

By:

Name:

Title:


Signed  in  the  presence  of:


Date:


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